PROFILE OF THE VALUEMARK IV VARIABLE ANNUITY CONTRACT

                                December 27, 1996

This Profile is a summary of some of the more important points that you should consider and know before purchasing the Valuemark IV Variable Annuity Contract with a fixed account option. The Contract is more fully described in the prospectus which accompanies this Profile. Please read the prospectus carefully.

1. THE VALUEMARK IV VARIABLE ANNUITY CONTRACT. The variable annuity contract with a fixed account option offered by Allianz Life is a contract between you, the owner, and Allianz Life Insurance Company of North America, an insurance company. The Contract provides a means for investing on a tax-deferred basis in 23 funds of Franklin Valuemark Funds, a series fund, and a fixed account of Allianz Life. The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed annuity income options.

The Contract has 24 investment options. There are 23 funds which are managed by professional money managers. A list of the available funds is contained in
Section 4. Depending upon market conditions, you can make or lose money in the funds.

The fixed account offers an interest rate that is guaranteed by Allianz Life. The interest rate is set monthly and is guaranteed for 12 months. While your money is in the fixed account, the interest your money will earn as well as your principal is guaranteed by Allianz Life.

Allianz Life reserves the right to limit the number of funds which you may invest in at any one time (now or in the future). Currently, you can put your money in 10 investment options (which includes any of the 23 funds listed in Section 4 and the Allianz Life fixed account).

Like all deferred annuity contracts, your Contract has two phases: the accumulation phase and the income phase. During the accumulation phase, your earnings accumulate on a tax-deferred basis and are based on the investment performance of the fund(s) you selected and/or the interest rate earned on the money you have in the fixed account. During the accumulation phase, the earnings are taxed as income only when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your Contract. The amount of the payments you may receive during the income phase depends in part upon the amount of money you are able to accumulate in your Contract during the accumulation phase.

2. ANNUITY PAYMENTS (THE INCOME PHASE). You can receive monthly annuity payments from your Contract by selecting one of the following annuity options (all of these options assume you are the owner and the annuitant): (1) payments for your life; (2) payments for your life, but if you die before payments have been made for the guaranteed period you selected, payments will continue for the remainder of the guaranteed period (5,10, 15 or 20 years); (3) payments during the joint lifetime of you and the joint annuitant - when either of you die, payments will continue as long as the survivor lives; (4) payments during the joint lifetime of you and the joint annuitant, but if you or the joint annuitant die before payments have been made for the guaranteed period you selected, payments will continue for the remainder of the guaranteed period (5, 10, 15 or 20 years); and
(5) payments during your life ending with the last payment due prior to your death with a guarantee that at your death Allianz Life will make a refund to your beneficiary. Once you begin receiving regular payments, you cannot change your annuity option or surrender your contract.

During the income phase, you have the same investment choices you had during the accumulation phase. You can choose to have payments come from the fixed account, the funds or both. If you choose to have any part of your payments come from the funds, the dollar amount of your annuity payments may go up or down, depending on the investment performance.

3.  PURCHASE.    You  can  buy  the  Contract  with  $5,000 or more under most circumstances. You can add $250 or more any time you like during the accumulation phase. You and the annuitant cannot be older than 85 years old at the time you buy the Contract.

4.INVESTMENT OPTIONS. You may invest in the Allianz Life fixed account or the following funds of Franklin Valuemark Funds:

FUND  SEEKING  STABILITY  OF  PRINCIPAL  AND  INCOME:
Money  Market

FUNDS  SEEKING  CURRENT  INCOME:
High  Income
Templeton  Global  Income  Securities
The  U.S.  Government  Securities
Zero  Coupon  -  2000,  2005  and  2010

FUNDS  SEEKING  GROWTH  AND  INCOME:
Growth  and  Income
Income  Securities
Mutual  Shares  Securities
Real  Estate  Securities
Rising  Dividends
Templeton  Global  Asset  Allocation
Utility  Equity

FUNDS  SEEKING  CAPITAL  GROWTH:
Capital  Growth
Mutual  Discovery  Securities
Precious  Metals
Small  Cap
Templeton  Developing  Markets  Equity
Templeton  Global  Growth
Templeton  International  Equity
Templeton  International  Smaller  Companies
Templeton  Pacific  Growth

The funds are fully described in the attached prospectus for Franklin Valuemark Funds. You can make or lose money in the funds, depending upon market conditions.

5.    EXPENSES.   The Contract has insurance features and investment features, and  there  are  costs  related  to  each.

The annual insurance charges total 1.49% of the average daily value of your Contract allocated to the funds during the accumulation period (1.40% during the income phase). Each year Allianz Life deducts a $30 contract maintenance charge from your Contract. Allianz Life currently waives this charge if the cumulative value of all your Valuemark IV Contracts (registered with the same social security number) are at least $50,000 (except in New Jersey). There are also annual fund charges which range from .40% to 1.41% of the average daily value of the funds depending upon the fund(s) you invest in.

You can transfer between accounts up to 12 times a year without charge. After 12 transfers, the charge is $25 or 2% of the amount transferred, whichever is less.

If you make a withdrawal from the Contract, Allianz Life may assess a contingent deferred sales charge (withdrawal charge). The amount of the charge depends upon how long Allianz Life has had your payment. The charge is:

Number of  complete years from receipt   0   1   2   3   4   5   6   7 or more

Contingent Deferred Sales Charge
(as a percentage of purchase payments)   6%  6%  6%  5%  4%  3%  2%          0%



Under certain circumstances, after the first year, Allianz Life will permit you to access your money in the Contract without deducting a contingent deferred sales charge: 1) if you become confined to a nursing home; 2) if you become terminally ill; or 3) if you become disabled. Also, if you are unemployed for at least 90 days, you can take up to 50% of your money out without incurring a contingent deferred sales charge. These options may not be available in all states.

Allianz Life will assess a state premium tax charge which ranges from 0-3.5% (depending upon the state) when you die, start receiving annuity payments or make a complete withdrawal.

We have provided the following chart to help you understand the charges in your Contract. The column "Total Annual Charges" shows the total of the $30 contract maintenance charge (which is represented as .10% below), the 1.49% insurance charges and the total annual fund charges for each fund. The next two columns show you two examples of the charges, in dollars, you would pay under a Contract. The examples assume that you invested $1,000 in a Contract which earns 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10. For year 1, the Total Annual Charges are assessed as well as the contingent deferred sales charge. For year 10, the Total Annual Charges are assessed but no contingent deferred sales charge is deducted. The premium tax is assumed to be 0% in both examples. These are just examples. Future expenses may be higher or lower than those shown.

                                                                         EXAMPLES:
                                     Total       Total         Total     Expenses    Expenses
                                     Insurance   Annual Fund   Annual    at end of   at end of
Fund                                 Charges     Charges       Charges       1 Year    10 Years
-----------------------------------  ----------  ------------  --------  ----------  ----------

Money Market                              1.59%          .53%     2.12%  $       82  $      245

High Income                               1.59%          .56%     2.15%  $       82  $      248

Templeton Global Income Securities        1.59%          .64%     2.23%  $       83  $      256

The U.S. Government Securities            1.59%          .52%     2.11%  $       81  $      244

Zero Coupon 2000                          1.59%          .40%     1.99%  $       80  $      231

Zero Coupon 2005                          1.59%          .40%     1.99%  $       80  $      231

Zero Coupon 2010                          1.59%          .40%     1.99%  $       80  $      231

Growth and Income                         1.59%          .52%     2.11%  $       81  $      244

Income Securities                         1.59%          .51%     2.10%  $       81  $      243

Mutual Shares Securities                  1.59%          .85%     2.44%  $       85  $      278

Real Estate Securities                    1.59%          .59%     2.18%  $       82  $      251

Rising Dividends                          1.59%          .78%     2.37   $       84  $      271

Templeton Global Asset Allocation         1.59%          .90%     2.49%  $       85  $      283

Utility Equity                            1.59%          .50%     2.09%  $       81  $      242

Capital Growth                            1.59%          .79%     2.38%  $       84  $      272

Mutual Discovery Securities               1.59%         1.05%     2.64%  $       87  $      298

Precious Metals                           1.59%          .66%     2.25%  $       83  $      258

Small Cap                                 1.59%          .90%     2.49%  $       85  $      283

Templeton Developing Markets Equity       1.59%         1.41%     3.00%  $       90  $      332

Templeton Global Growth                   1.59%          .97%     2.56%  $       86  $      290

Templeton International Equity            1.59%          .92%     2.51%  $       85  $      285

Templeton International Smaller
   Companies                              1.59%         1.10%     2.69%  $       87  $      302

Templeton Pacific Growth                  1.59%         1.01%     2.60%  $       86  $      294



The charges for the newly formed funds have been estimated. The charges for some of the funds reflect expense reimbursement and/or fee waiver arrangements. For more detailed information, see the Fee Table in the prospectus for the Contract.

6. TAXES. Your earnings are not taxed until you take them out. In most cases, if you take money out, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the taxable amounts withdrawn. Payments during the income phase are considered partly a return of your original investment. That part of each payment is not taxable as income. If the Contract is tax-qualified, the entire payment may be taxable.

7. ACCESS TO YOUR MONEY. You may make a withdrawal at any time during the accumulation phase. Any partial withdrawal must be for at least $500. You may request a withdrawal or elect the Systematic Withdrawal Program or Minimum Distribution Program which are briefly described in Section 10 of this Profile. After the first year, you can make multiple withdrawals up to a total of 15% of the value of your Contract each year without charge from Allianz Life. Withdrawals in excess of that amount will be subject to a contingent deferred sales charge. After Allianz Life has had a payment for 7 years, there is no charge for withdrawals. Each purchase payment you add to your Contract has its own 7 year charge period. Of course, you may also have to pay income tax and a tax penalty on any money you take out.

8. PERFORMANCE OF THE FUNDS. The value of the Contract will vary up or down depending upon the performance of the fund(s) you choose. From time to time, Allianz Life may advertise total return figures for each fund. As of the date of this prospectus, the sale of the Contracts has not begun. Therefore, no performance is presented here.

9. DEATH BENEFIT. If you die during the accumulation phase, the person you have selected as your beneficiary will receive a death benefit. This death benefit will be the greater of: 1) the current value of your Contract, less any taxes, on the day all claims proofs and payment election forms are received by Allianz Life at the Valuemark Service Center; or 2) (if applicable) the guaranteed minimum death benefit, less any taxes, as of the day you die. During the first year, the guaranteed minimum death benefit is equal to the payments you have made, less any money you have taken out and any charges paid on the money you have taken out. After the first year and before your 76th birthday, the guaranteed minimum death benefit as of the date of death is the greater of: A) payments you have made, less any money you have taken out and charges paid on the money you have taken out, increased by 5% per year on each Contract anniversary; or B) the highest of the Contract values for each six year Contract anniversary determined by the Contract value on such six year anniversary plus any payments made, less any money taken out since that Contract anniversary, and charges paid on the money you have taken out. Different rules will apply after your 76th birthday.

10.    OTHER  INFORMATION.

     Free Look. If you cancel the Contract within 10 days after receiving it (or whatever period is required in your state), we will send your money back without assessing a contingent deferred sales charge. You will receive whatever your Contract is worth on the day we receive your request. This may be more or less than your original payment. (Some states require that we return your payment.)

     No  Probate.   In most cases, when you die, your beneficiary will receive the  death  benefit  without  going  through  probate.

     Who should purchase the Contract? The Valuemark IV Variable Annuity Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot accept the risk of getting back less money than you put in.

     Additional  Features.   The Contract offers additional features which you
might  be  interested  in.  These  include:

     Automatic Investment Plan - You can automatically add to your Contract on a monthly or quarterly basis for as little as $100 by electronic transfer of funds from your savings or checking account.

      Dollar Cost Averaging Program - You can arrange to have a regular amount of money automatically transferred to selected funds each month, theoretically giving you a lower average cost per unit over time than a single one time purchase. However, there are no guarantees that this will take place.

      Flexible Rebalancing - Allianz Life will automatically readjust your money among the funds to maintain your specified allocation mix. This can be done quarterly, semi-annually or annually.

      Systematic Withdrawal Program - You can elect to receive monthly or quarterly payments from Allianz Life while your Contract is in the accumulation phase. Of course, you may have to pay taxes on the money you receive.

     Minimum Distribution Program - You can arrange to have money sent to you each month or quarter to meet certain required distribution requirements imposed by the Internal Revenue Code.

These features are not available in all states and may not be suitable for your particular situation.

11.    INQUIRIES.   If you have any questions about your Contract or need more information,  please  contact  us  at:

                    Valuemark  Service  Center
                    300  Berwyn  Park
                    P.O.  Box  3031
                    Berwyn,  PA  19312-0031
                    (800)  624-0197


                  THE VALUEMARK IV VARIABLE ANNUITY CONTRACT

                                  ISSUED BY

                       ALLIANZ LIFE VARIABLE ACCOUNT B
                                     AND
               ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA



This prospectus describes the Valuemark IV Variable Annuity Contract with a fixed account option offered by Allianz Life Insurance Company of North America (Allianz Life).

The annuity has 24 investment options - the 23 funds of Franklin Valuemark Funds which are listed below and a fixed account option of Allianz Life. You can put your money in 10 investment options (which includes any of the funds listed below and the fixed account). The fixed account may not be available in your state.

FUND  SEEKING  STABILITY  OF  PRINCIPAL  AND  INCOME
Money  Market

FUNDS  SEEKING  CURRENT  INCOME
High  Income
Templeton  Global  Income  Securities
The  U.S.  Government  Securities
Zero  Coupon  -  2000,  2005  and  2010

FUNDS  SEEKING  GROWTH  AND  INCOME
Growth  and  Income
Income  Securities
Mutual  Shares  Securities
Real  Estate  Securities
Rising  Dividends
Templeton  Global  Asset  Allocation
Utility  Equity

FUNDS  SEEKING  CAPITAL  GROWTH
Capital  Growth
Mutual  Discovery  Securities
Precious  Metals
Small  Cap
Templeton  Developing  Markets  Equity
Templeton  Global  Growth
Templeton  International  Equity
Templeton  International  Smaller  Companies
Templeton  Pacific  Growth

Please read this prospectus before investing and keep it for future reference. It contains important information about the Valuemark IV Variable Annuity Contract with a fixed account option.

To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information (SAI) dated December 27, 1996. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. The Table of Contents of the SAI is on Page 21 of this prospectus. For a free copy of the SAI, call us at (800) 342-3863 or write us at: 1750 Hennepin Avenue, Minneapolis, Minnesota 55403-2195.

INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

December 27, 1996


                              TABLE OF CONTENTS

                                                                          PAGE

INDEX  OF  TERMS

FEE  TABLE

1.    THE  VALUEMARK  IV  VARIABLE  ANNUITY  CONTRACT
Contract  Owner
Joint  Owner
Annuitant
Beneficiary
Assignment

2.    ANNUITY  PAYMENTS  (THE  INCOME  PHASE)
Annuity Options

3.  PURCHASE
Purchase  Payments
Automatic  Investment  Plan
Allocation  of  Purchase  Payments
Free  Look
Accumulation  Units

4.  INVESTMENT  OPTIONS
Transfers
Dollar  Cost  Averaging  Program
Flexible  Rebalancing
Voting  Rights
Substitution

5.  EXPENSES
Insurance  Charges
  Mortality  and  Expense  Risk  Charge
  Administrative  Charge
Contract  Maintenance  Charge
Contingent  Deferred  Sales  Charge
Waiver  of  Contingent  Deferred  Sales  Charge  Benefits
Reduction  or  Elimination  of  the  Contingent  Deferred  Sales  Charge
Transfer  Fee
Premium  Taxes
Income  Taxes
Fund  Expenses

6.  TAXES
Annuity  Contracts  in  General
Qualified  and  Non-Qualified  Contracts
Withdrawals  -  Non-Qualified  Contracts
Withdrawals  -  Qualified  Contracts
Withdrawals  -  Tax-Sheltered  Annuities
Diversification

7.  ACCESS  TO  YOUR  MONEY
Systematic  Withdrawal  Program
Minimum  Distribution  Program
Suspension  of  Payments  or  Transfers

8.  PERFORMANCE

9.  DEATH  BENEFIT
Upon  Your  Death
Death  of  Annuitant

10.  OTHER  INFORMATION
Allianz  Life
The  Separate  Account
Distribution
Administration
Financial  Statements

APPENDIX

TABLE  OF  CONTENTS  OF  THE  STATEMENT  OF  ADDITIONAL  INFORMATION



                                INDEX OF TERMS


We have tried to make this prospectus as understandable for you as possible. Below is a list of some of the technical terms used in this prospectus. They are capitalized in the prospectus. The page that is indicated below is where you will find the definition for the word or term.

                                                                          Page
Accumulation  Phase.......................................................
Accumulation  Unit........................................................
Annuitant................................................................
Annuity  Options..........................................................
Annuity  Payments.........................................................
Annuity  Unit.............................................................
Beneficiary..............................................................
Contract  Owner...........................................................
Fixed  Account............................................................
Funds....................................................................
Income  Date..............................................................
Income  Phase.............................................................
Joint  Owner..............................................................
Non-Qualified............................................................
Purchase  Payment.........................................................
Qualified................................................................
Tax  Deferral.............................................................


                                  FEE TABLE

CONTRACT  OWNER  TRANSACTION  FEES

Contingent  Deferred  Sales  Charge*
(as  a  percentage  of  purchase  payments)

                                         Number of Complete Years From Receipt     Charge
                                         ----------------------------------------  -------

                                                                               0        6%
                                                                               1        6%
                                                                               2        6%
                                                                               3        5%
                                                                               4        4%
                                                                               5        3%
                                                                               6        2%
                                                                 7 years or more        0%

Transfer Fee                             First 12 transfers in a Contract year
                                         are free. Thereafter, the fee is $25
                                         (or 2% of the amount transferred, if
                                         less). Dollar Cost Averaging transfers
                                         and Flexible Rebalancing transfers are
                                         not counted.

Contract Maintenance Charge **      $30 per Contract per year

Separate Account Annual Expenses
(as a percentage of average
account value)

Mortality and Expense Risk Charge***                                1.34%

Administrative Charge                                                .15%
                                                  --------------------------

Total Separate Account Annual Expenses                              1.49%


* Each year after the first contract year, you may make multiple partial withdrawals of up to a total of 15% of the value of your contract and no contingent deferred sales charge will be assessed. See Section 7 - Access to Your Money for additional options.

** During the accumulation phase, the charge is waived if the value of your contract is at least $50,000. If you own more than one Valuemark IV Contract (registered with the same social security number), we will determine the total value of all your Contracts. If the total value of all your contracts is at least $50,000, the charge is waived (except in New Jersey).

*** The Mortality and Expense Risk Charge is 1.25% during the income phase.





FRANKLIN  VALUEMARK  FUNDS'  ANNUAL  EXPENSES
(as  a  percentage  of  Franklin  Valuemark  Funds'  average  net  assets)

The Management Fees for each fund are based on a percentage of that fund's assets under management. See the prospectus for Franklin Valuemark Funds for more information.

The "Management and Fund Administration Fees" below are the amounts that were paid to the Managers and Fund Administrators for the 1995 calendar year except for funds with fee waivers/expense reductions or newer funds without a full year of operations as of December 31, 1995.

                                                                 Management       Other
                                             and Fund         Expenses (after   Total
                                             Administration   expense           Annual
                                             Fees(1/)         reductions)       Expenses

Money Market Fund (2/)                                  .51%              .02%       .53%

High Income Fund                                        .53%              .03%       .56%

Templeton Global Income
 Securities Fund (3/)                                   .55%              .09%       .64%

The U.S. Government Securities Fund                     .49%              .03%       .52%

Zero Coupon Fund-2000 (4/)                              .37%              .03%       .40%

Zero Coupon Fund-2005 (4/)                              .37%              .03%       .40%

Zero Coupon Fund-2010 (4/)                              .37%              .03%       .40%

Growth and Income Fund                                  .49%              .03%       .52%

Income Securities Fund                                  .47%              .04%       .51%

Mutual Shares Securities Fund (5/)                      .75%              .10%       .85%

Real Estate Securities Fund                             .56%              .03%       .59%

Rising Dividends Fund                                   .75%              .03%       .78%

Templeton Global Asset Allocation Fund (5/)             .80%              .10%       .90%

Utility Equity Fund                                     .47%              .03%       .50%

Capital Growth Fund (5/)                                .75%              .04%       .79%

Mutual Discovery Securities Fund (5/)                   .95%              .10%      1.05%

Precious Metals Fund                                    .61%              .05%       .66%

Small Cap Fund (5/)                                     .75%              .15%       .90%

Templeton Developing Markets Equity Fund               1.25%              .16%      1.41%

Templeton Global Growth Fund                            .93%              .04%       .97%

Templeton International Equity Fund                     .83%              .09%       .92%

Templeton International Smaller Companies
 Fund (5/)                                             1.00%              .10%      1.10%

Templeton Pacific Growth Fund                           .90%              .11%      1.01%


   1/ The Fund Administration Fee is a direct expense for the Templeton Global Asset Allocation Fund, the Templeton International Smaller Companies Fund, the Mutual Shares Securities Fund and the Mutual Discovery Securities Fund; other funds pay for similar services indirectly through the Management Fee. See the Franklin Valuemark Funds prospectus for further information regarding these fees.

     2/ Franklin Advisers, Inc. agreed to waive a portion of its Management Fee and to pay certain expenses of the Money Market Fund during 1995. It is currently continuing this arrangement in 1996. This arrangement may be terminated at any time. With this reduction, the fund's total annual expenses for 1995 were 0.40% of the average daily net assets of the fund.

     3/  Prior  to  May 1, 1996, the Templeton Global Income Securities Fund was known as the  Global  Income  Fund.

     4/ Although not obligated to, Franklin Advisers, Inc. has agreed to waive a portion of its Management Fees and to pay certain expenses of the three Zero Coupon Funds through at least December 31, 1996 so that the total expenses of the Zero Coupon Funds will not exceed 0.40% of each fund's net assets. Absent the management fee waivers and expense payments, for the year ended December 31, 1995, the Total Annual Expenses and Management and Fund Administration Fees would have been as follows: Zero Coupon Fund-2000, .63% and .60%; Zero Coupon Fund-2005, .66% and .63%; and Zero Coupon Fund- 2010, .66% and .63%.

     5/ The Templeton Global Asset Allocation Fund began operations on May 1, 1995; the Small Cap Fund began operations on November 1, 1995; the Capital Growth and Templeton International Smaller Companies Funds began operations on May 1, 1996; and the Mutual Shares Securities and Mutual Discovery Securities Funds began operations on November 8, 1996. The expenses shown above for these funds are therefore estimated for 1996.



The purpose of this Fee Table is to show you the expenses you will incur directly or indirectly with the contract. The Fee Table reflects expenses of the Separate Account as well as the funds. The examples below should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The $30 contract maintenance charge is included in the Examples as a prorated charge of $1. Since the average contract account size is greater than $1,000, the contract maintenance charge is reduced accordingly. Premium taxes are not reflected in the tables. Premium taxes may apply. For additional information, see Section 5 - Expenses and the Franklin Valuemark Funds prospectus.


EXAMPLES

You will pay the following expenses on a $1,000 investment, assuming a 5% annual return on your money if you surrender your Contract at the end of each time period:

                                               1       3       5      10
                                           Year   Years   Years   Years

Money Market Fund                          $  82  $  117  $  148  $  245

High Income Fund                           $  82  $  118  $  149  $  248

Templeton Global Income Securities Fund    $  83  $  121  $  153  $  256

The U.S. Government Securities Fund        $  81  $  117  $  147  $  244

Zero Coupon Fund-2000#                     $  80  $  113  $  141  $  231

Zero Coupon Fund-2005#                     $  80  $  113  $  141  $  231

Zero Coupon Fund-2010#                     $  80  $  113  $  141  $  231

Growth and Income Fund                     $  81  $  117  $  147  $  244

Income Securities Fund                     $  81  $  117  $  147  $  243

Mutual Shares Securities Fund **           $  85  $  127

Real Estate Securities Fund                $  82  $  119  $  151  $  251

Rising Dividends Fund                      $  84  $  125  $  161  $  271

Templeton Global Asset Allocation Fund**   $  85  $  129  $  167  $  283

Utility Equity Fund                        $  81  $  116  $  146  $  242

Capital Growth Fund**                      $  84  $  125  $  161  $  272

Mutual Discovery Securities **             $  87  $  133

Precious Metals Fund                       $  83  $  121  $  154  $  258

Small Cap Fund**                           $  85  $  129  $  167  $  283

Templeton Developing Markets Equity Fund   $  90  $  144  $  192  $  332

Templeton Global Growth Fund               $  86  $  131  $  170  $  290

Templeton International Equity Fund        $  85  $  129  $  168  $  285

Templeton International Smaller Companies
   Fund**                                  $  87  $  135  $  177  $  302

Templeton Pacific Growth Fund              $  86  $  132  $  172  $  294



 **      Estimated
  #      Calculated  with  waiver  of  fees  and  reimbursement  of  expenses



You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on your money if your contract is not surrendered or is annuitized:

                                               1       3       5      10
                                           Year   Years   Years   Years

Money Market Fund                          $  22  $   66  $  114  $  245

High Income Fund                           $  22  $   67  $  115  $  248

Templeton Global Income Securities Fund    $  23  $   70  $  119  $  256

The U.S. Government Securities Fund        $  22  $   66  $  113  $  244

Zero Coupon Fund-2000#                     $  20  $   62  $  107  $  231

Zero Coupon Fund-2005#                     $  20  $   62  $  107  $  231

Zero Coupon Fund-2010#                     $  20  $   62  $  107  $  231

Growth and Income Fund                     $  21  $   66  $  113  $  244

Income Securities Fund                     $  21  $   66  $  113  $  243

Mutual Shares Securities Fund**            $  25  $   76

Real Estate Securities Fund                $  22  $   68  $  117  $  251

Rising Dividends Fund                      $  24  $   74  $  127  $  271

Templeton Global Asset Allocation Fund**   $  25  $   78  $  133  $  283

Utility Equity Fund                        $  21  $   65  $  112  $  242

Capital Growth Fund**                      $  24  $   74  $  127  $  272

Mutual Discovery Securities Fund**         $  27  $   82

Precious Metals Fund                       $  23  $   70  $  120  $  258

Small Cap Fund**                           $  25  $   78  $  133  $  283

Templeton Developing Markets Equity Fund   $  30  $   93  $  158  $  332

Templeton Global Growth Fund               $  26  $   80  $  136  $  290

Templeton International Equity Fund        $  25  $   78  $  134  $  285

Templeton International Smaller Companies
   Fund**                                  $  27  $   84  $  143  $  302

Templeton Pacific Growth Fund              $  26  $   81  $  138  $  294



**    Estimated
#      Calculated  with  waiver  of  fees  and reimbursement of other expenses


As of the date of this prospectus, no contracts have been sold. Therefore, Allianz Life has not provided Condensed Financial Information.


1. THE  VALUEMARK  IV  VARIABLE  ANNUITY  CONTRACT

This prospectus describes a variable annuity contract with a fixed account option offered by Allianz Life.

An annuity is a contract between you, the owner, and an insurance company (in this case Allianz Life), where the insurance company promises to pay you (or someone else you choose) an income, in the form of annuity payments, beginning on a designated date that is at least two years in the future. Until you decide to begin receiving annuity payments, your annuity is in the accumulation phase. Once you begin receiving annuity payments, your contract switches to the income phase. The contract benefits from tax deferral.

Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract.

The contract is called a variable annuity because you can choose among 23 funds. Depending upon market conditions, you can make or lose money in any of these funds. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the accumulation phase depends in part upon the investment performance of the fund(s) you select. The amount of the annuity payments you receive during the income phase from the variable annuity portion of the contract also depends upon the investment performance of the funds you select for the income phase.

The contract also contains a fixed account. The fixed account offers an interest rate that is guaranteed for all deposits made within the twelve month period by Allianz Life. This interest rate is set monthly and is guaranteed for 12 months. Allianz Life guarantees that the interest credited to the fixed account will not be less than 3% per year. If you select the fixed account, your money will be placed with the other general assets of Allianz Life. If you select the fixed account, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the total interest credited to your contract.

We will not make any changes to your contract without your permission except as may be required by law.

CONTRACT OWNER . You, as the contract owner, have all the rights under the contract. The contract owner is as designated at the time the contract is issued, unless changed. You may change contract owners at any time. This may be a taxable event. You should consult with your tax adviser before doing this.

JOINT OWNER . The contract can be owned by joint owners. Any joint owner must be the spouse of the other contract owner (except in Pennsylvania and Oregon). Upon the death of either joint owner, the surviving spouse will be the designated beneficiary. Any other beneficiary designation at the time the contract was issued or as may have been later changed will be treated as a contingent beneficiary unless otherwise indicated.

ANNUITANT . You name an annuitant. You may change the annuitant at any time before the income date unless the contract is owned by a non-individual (for example, a corporation).

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary or contingent beneficiary.

ASSIGNMENT

You can assign the contract at any time during your lifetime. Allianz Life will not be bound by the assignment until it receives the written notice of the assignment. Allianz Life will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. Any assignment made after the death benefit has become payable can only be done with our consent. AN ASSIGNMENT MAY BE A TAXABLE EVENT.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.

2.    ANNUITY  PAYMENTS  (THE  INCOME  PHASE)

You can receive regular monthly income payments under your contract. You can choose the month and year in which those payments begin. We call that date the income date. Your income date must be the first day of a calendar month and must be at least 2 years after you buy the contract. You can also choose among income plans. We call those annuity options.

We ask you to choose your income date when you purchase the contract. You can change it at any time before the income date with 30 days notice to us. Annuity payments must begin by the annuitant's 85th birthday or 10 years from the date the contract was issued, whichever is later. The annuitant is the person whose life we look to when we make annuity payments. You (or someone you designate) will receive the annuity payments. You will receive tax reporting on those payments.

If you do not choose an annuity option prior to the income date, we will assume that you selected Option 2 which provides a life annuity with 10 years of guaranteed payments.

You may elect to receive your annuity payments as a variable payout, a fixed payout, or a combination of both. Under a fixed payout, all of the annuity payments will be the same dollar amount (equal installments). Under a variable payout, you have the same investment choices from the funds that were available during the accumulation phase. If you do not tell us otherwise, your annuity payments will be based on the investment allocations that were in place on the income date.

If you choose to have any portion of your annuity payments come from the fund(s), the dollar amount of your payment will depend upon three things: 1) the value of your contract in the fund(s) on the income date, 2) the 5% assumed investment rate used in the annuity table for the contract, and 3) the performance of the fund(s) you selected. If the actual performance exceeds the 5% assumed rate, your annuity payments will increase. Similarly, if the actual rate is less than 5%, your annuity payments will decrease.

ANNUITY  OPTIONS

You can choose one of the following annuity options or any other annuity option you want and that Allianz Life agrees to provide. After annuity payments begin, you cannot change the annuity option.

OPTION 1. LIFE ANNUITY. Under this option, we will make monthly annuity payments so long as the annuitant is alive. After the annuitant dies, we stop making annuity payments.

OPTION 2. LIFE ANNUITY WITH 5, 10, 15 or 20 YEAR PAYMENTS GUARANTEED. Under this option, we will make monthly annuity payments so long as the annuitant is alive. However, if, when the annuitant dies, we have made annuity payments for less than the selected guaranteed period, we will continue to make annuity payments to you for the rest of the guaranteed period. If you do not want to receive annuity payments, you can ask us for a single lump sum.

OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make monthly annuity payments during the joint lifetime of the annuitant and the joint annuitant. When the annuitant dies, if the joint annuitant is still alive, we will continue to make annuity payments, so long as the joint annuitant continues to live. The amount of the annuity payments we will make to the survivor can be equal to 100%, 75% or 50% of the amount that we would have paid if they both were alive. The monthly annuity payments will end when the last surviving annuitant dies.

OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH 5, 10, 15 or 20 YEAR PAYMENTS GUARANTEED. Under this option, we will make monthly annuity payments during the joint lifetime of the annuitant and the joint annuitant. When the annuitant dies, if the joint annuitant is still alive, we will continue to make annuity payments, so long as the surviving annuitant continues to live, at 100% of the amount that would have been paid if they were both alive. If, when the last death occurs, we have made annuity payments for less than the selected guaranteed period, we will continue to make annuity payments to you or any person you designate for rest of the guaranteed period. If you do not want to receive annuity payments, you can ask us for a single lump sum.

OPTION 5. REFUND LIFE ANNUITY. Under this option, we will make monthly annuity payments during the annuitant's lifetime. The last annuity payment will be made before the annuitant dies with a guarantee that Allianz Life will pay you a refund.

3.  PURCHASE

PURCHASE  PAYMENTS

A purchase payment is the money you invest in the contract. The minimum payment Allianz Life will accept is $5,000 when the contract is bought as a non-qualified contract. If you enroll in the Automatic Investment Plan (which is described below), your purchase payment can be $2,000. If you are buying the contract as part of an IRA (Individual Retirement Annuity), 401(k) or other qualified plan, the minimum amount we will accept is $2,000. The maximum we will accept without our prior approval is $1 million. You can make additional purchase payments of $250 (or as low as $100 if you have selected the Automatic Investment Plan) or more to either type of contract. At the time you buy the contract, you and the annuitant cannot be older than 85 years old.

AUTOMATIC  INVESTMENT  PLAN

The Automatic Investment Plan (AIP) is a program which allows you to make additional purchase payments to your contract on a monthly or quarterly basis by electronic transfer of funds from your savings or checking account. You may participate in this program by completing the appropriate form. We must receive your form by the first of the month in order for AIP to begin that same month. Investments will take place on the 20th of the month, or the next business day. The minimum investment that can be made by AIP is $100. You may stop AIP at any time you want. We need to be notified by the first of the month in order to stop or change AIP that month. If AIP is used for a qualified contract, you should consult your tax adviser for advice regarding maximum contributions.

ALLOCATION  OF  PURCHASE  PAYMENTS

When you purchase a contract, we will allocate your purchase payment to the fixed account and/or one or more of the funds you have selected. We ask that you allocate your money in either whole percentages or round dollars. The fixed account may not be available in your state (check with your registered representative). You can instruct us how to allocate additional purchase payments you make. If you do not instruct us, we will allocate them in the same way as your previous instructions to us. Allianz Life reserves the right to limit the number of funds that you may invest in at one time. Currently, you may invest in 10 investment options at one time (which includes any of the 23 funds of Franklin Valuemark Funds listed in Section 4 and the Allianz Life fixed account). We may change this in the future. However, we will always allow you to invest in at least five funds.

Once we receive your purchase payment, the necessary information and federal funds (federal funds means monies credited to a bank's account with its regional federal reserve bank), we will issue your contract and allocate your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you make additional purchase payments, we will credit these amounts to your contract within one business day. Our business day closes when the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern time.

FREE  LOOK

If you change your mind about owning the contract, you can cancel it within 10 days after receiving it (or the period required in your state). When you cancel the contract within this time period, Allianz Life will not assess a contingent deferred sales charge. You will receive back whatever your contract is worth on the day we receive your request. In certain states or if you have purchased the contract as an IRA, we may be required to give you back your purchase payment if you decide to cancel your contract within 10 days after receiving it (or whatever period is required in your state). If that is the case, we reserve the right to put your purchase payment in the Money Market Fund for 15 days after we issue your contract. (In some states, the period may be longer.) At the end of that period, we will re-allocate those funds as you selected. Currently, however, we will directly allocate your money to the funds and/or the fixed account as you have selected.

ACCUMULATION  UNITS

The value of the portion of your contract allocated to the funds will go up or down depending upon the investment performance of the fund(s) you choose. The value of your contract will also depend on the expenses of the contract. In order to keep track of the value of your contract, we use a measurement called an accumulation unit (which is like a share of a mutual fund). During the income phase of the contract we call it an annuity unit.

Every business day we determine the value of an accumulation unit for a fund by multiplying the accumulation unit value for the previous period by a factor for each fund for the current period. The factor for each fund is determined by:

     1. dividing the value of a fund share at the end of the current period by the value of a fund share for the previous period; and

     2. multiplying it by one minus the daily amount of the insurance charges and any charges for taxes.

The value of an accumulation unit may go up or down from day to day.

When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to a fund by the value of the accumulation unit for that fund.

We calculate the value of an accumulation unit for each fund after the New York Stock Exchange closes each day and then credit your contract.

EXAMPLE:

On Wednesday we receive an additional purchase payment of $3,000 from you. You have told us you want this to go to the Growth and Income Fund. When the New York Stock Exchange closes on that Wednesday, we determine that the value of an accumulation unit for the Growth and Income Fund is $12.50. We then divide $3,000 by $12.50 and credit your contract on Wednesday night with 240 accumulation units for the Growth and Income Fund.

4.  INVESTMENT  OPTIONS

The Contract offers 23 funds of Franklin Valuemark Funds and a fixed account option of Allianz Life. Additional funds may be available in the future.

YOU SHOULD READ THE FRANKLIN VALUEMARK FUNDS PROSPECTUS (WHICH IS ATTACHED TO THIS PROSPECTUS) CAREFULLY BEFORE INVESTING.

Franklin Valuemark Funds is the mutual fund underlying your contract. Each fund has its own investment objective. Franklin Advisers, Inc. serves as each fund's investment manager (except the Templeton Global Growth Fund, the Templeton Developing Markets Equity Fund, the Templeton Global Asset Allocation Fund, the Templeton International Smaller Companies Fund, the Rising Dividends Fund, the Mutual Shares Securities Fund and the Mutual Discovery Securities Fund). The investment manager for the Templeton Global Growth and the Templeton Global Asset Allocation Funds is Templeton Global Advisors Limited. The investment manager for the Templeton Developing Markets Equity Fund is Templeton Asset Management Ltd. The investment manager for the Templeton International Smaller Companies Fund is Templeton Investment Counsel, Inc. The investment manager for the Rising Dividends Fund is Franklin Advisory Services, Inc. The investment manager for the Mutual Shares Securities and the Mutual Discovery Securities Funds is Franklin Mutual Advisers, Inc. Certain managers have retained one or more sub-advisers to help them manage the funds.

Franklin Valuemark Funds serves as the underlying mutual fund for variable life insurance policies offered by Allianz Life and other variable annuity contracts offered by Allianz Life and its affiliates. Franklin Valuemark Funds does not believe that offering its shares in this manner will be disadvantageous to you.

The following is a list of the funds which are available under the contract:

FUND  SEEKING  STABILITY  OF  PRINCIPAL  AND  INCOME:

Money  Market

FUNDS  SEEKING  CURRENT  INCOME:

High  Income
Templeton  Global  Income  Securities
The  U.S.  Government  Securities
Zero  Coupon  -  2000,  2005  and  2010

FUNDS  SEEKING  GROWTH  AND  INCOME:

Growth  and  Income
Income  Securities
Mutual  Shares  Securities
Real  Estate  Securities
Rising  Dividends
Templeton  Global  Asset  Allocation
Utility  Equity

FUNDS  SEEKING  CAPITAL  GROWTH:

Capital  Growth
Mutual  Discovery  Securities
Precious  Metals
Small  Cap
Templeton  Developing  Markets  Equity
Templeton  Global  Growth
Templeton  International  Equity
Templeton  International  Smaller  Companies
Templeton  Pacific  Growth

TRANSFERS

You can transfer money among the 23 funds and/or the fixed account. Allianz Life currently allows you to make as many transfers as you want to each year. Allianz Life may change this practice in the future. However, this product is not designed for professional market timing organizations or other individuals using programmed and frequent transfers. Such activity may be disruptive to a fund. We reserve the right to stop or prohibit these types of transfers if we determine that they could harm a fund.

Your contract provides that you can make 3 transfers every year without charge. However, currently Allianz Life permits you to make 12 transfers every year without charge. We measure a year from the anniversary of the day we issued your contract. You can make a transfer to or from the fixed account and to or from any fund. If you make more than 12 transfers in a year, there is a transfer fee deducted. The fee is $25 per transfer or, if less, 2% of the amount transferred. The following applies to any transfer:

     1. The minimum amount which you can transfer is $1,000 ($500 in New Jersey) or your entire value in the fund or fixed account. This requirement is waived if the transfer is in connection with the Dollar Cost Averaging Program or Flexible Rebalancing (which are described below).

     2.  We  may  not allow you to make transfers during the free look period.

     3. Your request for a transfer must clearly state which fund(s) or the fixed account is involved in the transfer.

     4. Your request for a transfer must clearly state how much the transfer is for.

     5. You cannot make any transfers within 7 calendar days prior to the date your first annuity payment is due.

     6. During the income phase, you may not make a transfer from a fixed annuity option to a variable annuity option.

     7. During the income phase, you can make at least one transfer from a variable annuity option to a fixed annuity option.

Allianz Life has reserved the right to modify the transfer provisions subject to the guarantees described above.

You can make transfers by telephone. We may allow you to authorize someone else to make transfers by telephone on your behalf. If you own the contract with a joint owner, unless Allianz Life is instructed otherwise, Allianz Life will accept instructions from either one of you. Allianz Life will use reasonable procedures to confirm that instructions given us by telephone are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Allianz Life tape records all telephone instructions.

DOLLAR  COST  AVERAGING  PROGRAM

The Dollar Cost Averaging Program allows you to systematically transfer a set amount of money each month or quarter from any one fund or the fixed account to up to eight of the other funds. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You may only participate in this program during the accumulation phase.

You must participate in the program for at least six months (or two quarters) and must transfer at least $500 each time (or $1,500 each quarter). Your allocations can be in whole percentages or dollar amounts. The fund(s) you transfer from may not be the fund(s) you transfer to in this program. You may elect this program by properly completing the Dollar Cost Averaging forms provided by Allianz Life.

All Dollar Cost Averaging transfers will be made on the 10th day of the month unless that day is not a business day. If it is not, then the transfer will be made the next business day.

Your participation in the program will end when any of the following occurs: (1) the number of desired transfers have been made; (2) you do not have enough money in the fund(s) or fixed account to make the transfer (if less money is available, that amount will be dollar cost averaged and the program will end);
(3) you request to terminate the program (your request must be received by us by the first of the month to terminate that month); (4) the contract is terminated; or (5) we receive proof of the Contract Owner's death.

If you participate in the Dollar Cost Averaging Program, the transfers made under the program are not taken into account in determining any transfer fee. You may not participate in the Dollar Cost Averaging Program and Flexible Rebalancing at the same time.

FLEXIBLE  REBALANCING

Once your money has been invested, the performance of the funds and the earnings from the fixed account may cause your allocation to shift. Flexible Rebalancing is designed to help you maintain your specified allocation mix between the different funds. You can direct us to readjust your money on a quarterly, semi-annual or annual basis to return to your original allocations. Flexible Rebalancing transfers will be made on the 20th day of the month unless that day is not a business day. If it is not, then the transfer will be made on the previous day. If you participate in the Flexible Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee. The fixed account is not permitted to be part of Flexible Rebalancing.

VOTING  RIGHTS

Allianz Life is the legal owner of the fund shares. However, Allianz Life believes that when a fund solicits proxies in conjunction with a shareholder vote, it is required to obtain from you and other contract owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that Allianz Life owns on its own behalf. Should Allianz Life determine that it is no longer required to comply with the above, we will vote the shares in our own right.

SUBSTITUTION

Allianz Life may be required to substitute one of the funds you have selected with another fund. We would not do this without the prior approval of the Securities and Exchange Commission. We will give you notice of our intention to do this.

5.  EXPENSES

There are charges and other expenses associated with the contract that will reduce your investment return. These charges and expenses are:

INSURANCE  CHARGES

Each  day,  Allianz  Life makes a deduction for its insurance charges. Allianz
Life does this as part of its calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: 1) the mortality and expense risk charge and 2) the administrative charge.

MORTALITY AND EXPENSE RISK CHARGE . During the accumulation phase, this charge is equal, on an annual basis, to 1.34% of the average daily value of the contract invested in a fund, after the deduction of expenses. During the income phase, the charge is equal, on an annual basis, to 1.25% of the average daily value of the contract invested in a fund, after the deduction of expenses. This charge compensates us for all the insurance benefits provided by your contract (for example, the guarantee of annuity rates, the death benefits, certain expenses related to the contract, and for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the contract). The amount of the mortality and expense risk charge is less during the income phase because Allianz Life does not pay a death benefit if you die during the income phase. If this charge is not sufficient, then Allianz Life will bear the loss. Allianz Life does, however, expect to profit from this charge. The mortality and expense risk charge cannot be increased. Allianz Life may use any profits it makes from this charge to pay for the costs of distributing the contract.

ADMINISTRATIVE CHARGE . This charge is equal, on an annual basis, to .15% of the average daily value of the contract invested in a fund, after the deduction of expenses. This charge, together with the contract maintenance charge (which is explained below), is for all the expenses associated with the administration of the contract. Some of these expenses include: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. Because this charge is taken out of every unit value, you may pay more in administrative costs than those that are associated solely with your contract. Allianz Life does not intend to profit from this charge. However, if this charge and the contract maintenance charge are not enough to cover the costs of the contracts in the future, Allianz Life will bear the loss.

CONTRACT  MAINTENANCE  CHARGE

Every year on the anniversary of the date when your contract was issued, Allianz Life deducts $30 from your contract as a contract maintenance charge. This charge is for administrative expenses (see above). This charge can not be increased.

However, during the accumulation phase, if the value of your contract is at least $50,000 when the deduction for the charge is to be made, Allianz Life will not deduct this charge. If you own more than one Valuemark IV contract, Allianz Life will determine the total value of all your contracts. If the total value of all contracts registered under the same social security number is at least $50,000, Allianz Life will not assess the contract maintenance charge (except in New Jersey). If the contract is owned by a non-natural person (e.g., a corporation), Allianz Life will look to the annuitant to determine if it will assess the charge.

If you make a complete withdrawal from your contract, the contract maintenance charge will also be deducted. During the income phase, the charge will be collected monthly out of each annuity payment.

CONTINGENT  DEFERRED  SALES  CHARGE

Withdrawals may be subject to a contingent deferred sales charge. During the accumulation phase, you can make withdrawals from your contract. Allianz Life keeps track of each purchase payment you make. The amount of the contingent deferred sales charge depends upon how long Allianz Life has had your payment. The charge is:


Number of complete years from
   receipt of payment:         0   1   2   3   4   5   6   7 or more
Contingent Deferred Sales Charge:  6%  6%  6%  5%  4%  3%  2%          0%

However, after Allianz Life has had a purchase payment for 7 years, there is no charge when you withdraw that purchase payment. For purposes of the contingent deferred sales charge, Allianz Life treats withdrawals as coming from the oldest purchase payments first. Allianz Life does not assess the contingent deferred sales charge on any payments paid out as annuity payments or as death benefits.

NOTE: For tax purposes, withdrawals are considered to have come from the last money you put into the contract. Thus, for tax purposes, earnings are considered to come out first.

Free Withdrawal Amount - Each year after the first contract year, you can make multiple withdrawals up to 15% of the value of your contract and no contingent deferred sales charge will be deducted from the 15% you take out. Withdrawals in excess of that free amount will be subject to the contingent deferred sales charge.

You may also select to  participate  in the  Systematic  Withdrawal
Program or the Minimum Distribution Program which allow you to withdraw money without the deduction of the contingent deferred sales charge under certain circumstances. See Section 7 - Access to Your Money for a description of the Systematic Withdrawal Program and the Minimum Distribution Program.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE BENEFITS

Under certain circumstances, after the first year, Allianz Life will permit you to take your money out of the contract without deducting a contingent deferred sales charge: 1) if you become confined to a nursing home; 2) if you become terminally ill, which is defined as life expectancy of 12 months or less (a full surrender of the contract will be required); or 3) if you become totally disabled for at least 90 days.

Also, after the first year, if you become unemployed for at least 90 days, you can take up to 50% of your money out without incurring a contingent deferred sales charge. This benefit is available only once during the life of the contract and you may not use both this benefit and the 15% free withdrawal amount in the same contract year.

These benefits may not be available in your state.

REDUCTION  OR  ELIMINATION  OF  THE  CONTINGENT  DEFERRED  SALES  CHARGE

Allianz Life will reduce or eliminate the amount of the contingent deferred sales charge when the contract is sold under circumstances which reduce its sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the contract or a prospective purchaser already had a relationship with Allianz Life. Allianz Life will not deduct a contingent deferred sales charge under a contract issued to an officer, director or employee of Allianz Life or any of its affiliates. Also, Allianz Life will not deduct a contingent deferred sales charge when a contract is sold by an agent of Allianz Life to any members of his or her immediate family and the commission is reduced. Any circumstances resulting in reduction or elimination of the contingent deferred sales charge requires prior approval of Allianz Life.

TRANSFER  FEE

You can make 12 free transfers every year. We measure a year from the day we issue your contract. If you make more than 12 transfers a year, we will deduct a transfer fee of $25 or 2% of the amount that is transferred, whichever is less, for each additional transfer.

If the transfer is part of the Dollar Cost Averaging Program or Flexible Rebalancing, it will not count in determining the transfer fee.

PREMIUM  TAXES

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. Allianz Life is responsible for the payment of these taxes and will make a deduction from the value of the contract for them. Some of these taxes are due when the contract is issued, others are due when annuity payments begin. It is Allianz Life's current practice to not charge you for these taxes until you die, annuity payments begin or a complete withdrawal is made. Allianz Life may some time in the future discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

INCOME  TAXES

Allianz Life will deduct from the contract for any income taxes which it may incur because of the contract. Currently, Allianz Life is not making any such deductions.

FUND  EXPENSES

There are deductions from and expenses paid out of the assets of the various funds which are described in the attached prospectus for Franklin Valuemark Funds.

6.  TAXES

NOTE: Allianz Life has prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice. You should consult your own tax adviser about your own circumstances. Allianz Life has included additional information regarding taxes in the Statement of Additional Information.

ANNUITY  CONTRACTS  IN  GENERAL

Annuity contracts are a means of setting aside money for future needs usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Basically, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules regarding how you will be taxed depending upon how you take the money out and the type of contract qualified or non-qualified (see following sections).

You, as the owner, will not be taxed on increases in the value of your contract until a distribution occurs - either as a withdrawal or as annuity payments. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion of the annuity payment will be treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have received all of your purchase payments are fully includible in income.

When a non-qualified contract is owned by a non-natural person (e.g., a corporation or certain other entities other than tax-qualified trusts), the contract will generally not be treated as an annuity for tax purposes. This means that the contract may not receive the benefits of tax-deferral. Income may be taxed as ordinary income every year.

QUALIFIED  AND  NON-QUALIFIED  CONTRACTS

If you purchase the contract under a qualified plan, your contract is referred to as a qualified contract. Examples of qualified plans are: Individual Retirement Annuities (IRAs), Tax-Sheltered Annuities (sometimes referred to as 403(b) contracts), H.R. 10 Plans (sometimes referred to as Keogh Plans), and pension and profit-sharing plans, which include 401(k) plans.

If you do not purchase the contract under a qualified plan, your contract is referred to as a non-qualified contract.

WITHDRAWALS  -  NON-QUALIFIED  CONTRACTS

If you make a withdrawal from your contract, the Code treats such a withdrawal as first coming from earnings and then from your purchase payments. In most cases, such withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a tax penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts: (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid after you die; (3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer; (5) paid under an immediate annuity; or (6) which come from purchase payments made prior to August 14, 1982.

WITHDRAWALS  -  QUALIFIED  CONTRACTS

The above information describing the taxation of non-qualified contracts does not apply to qualified contracts. There are special rules that govern qualified contracts. A more complete discussion of withdrawals from qualified contracts is contained in the Statement of Additional Information.

WITHDRAWALS  -  TAX-SHELTERED  ANNUITIES

The Code limits the withdrawal of purchase payments made by owners from certain Tax-Sheltered Annuities. Withdrawals can only be made when a Contract Owner: (1) reaches age 59-1/2; (2) leaves his/her job; (3) dies; (4) becomes disabled (as that term is defined in the Code); or (5) in the case of hardship. However, in the case of hardship, the Contract Owner can only withdraw the purchase payments and not any earnings.

DIVERSIFICATION

The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. Allianz Life believes that the funds are being managed so as to comply with the requirements.

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Allianz Life would be considered the owner of the shares of the funds. If this occurs, it will result in the loss of the favorable tax treatment for the contract. It is unknown to what extent under federal tax law Contract Owners are permitted to select funds, to make transfers among the funds or the number and type of funds Contract Owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the contract, could be treated as the owner of the funds.


Due to the uncertainty in this area, Allianz Life reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

7.  ACCESS  TO  YOUR  MONEY

You can have access to the money in your contract: (1) by making a withdrawal (either a partial or a total withdrawal); (2) by receiving annuity payments; or
(3) when a death benefit is paid to your beneficiary. Withdrawals can only be made during the accumulation phase.

When you make a complete withdrawal you will receive the value of the contract on the day you made the withdrawal less any applicable contingent deferred sales charge, less any premium tax and less any contract maintenance charge. (See
Section 5 - Expenses for a discussion of the charges.)

Any  partial  withdrawal  must be for at least  $500 and,  unless  you  instruct
Allianz Life otherwise, and will be made pro-rata from all the funds and the fixed account you selected. Allianz Life requires that after you make a partial withdrawal the value of your contract must be at least $2,000.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

There are limits to the amount you can withdraw  from a qualified  plan referred to as a 403(b) plan. For a more complete explanation see Section 6 - Taxes and the discussion in the SAI.

SYSTEMATIC  WITHDRAWAL PROGRAM

If the value of your contract is at least $25,000, Allianz Life offers a program which provides automatic monthly or quarterly payments to you each year. The total systematic withdrawals which you can make each year without Allianz Life deducting a contingent deferred sales charge is limited to 15% of the value of your contract on the day the request is received. You may withdraw any amount you want under this program if your payments are no longer subject to the contingent deferred sales charge. You may not participate in this program if you own a non-qualified contract and are under age 59 1/2. If you make withdrawals under this program, you may not also use the 15% free withdrawal amount that year. For a discussion of the contingent deferred sales charge and the 15% free withdrawal amount, see Section 5 - Expenses. All Systematic Withdrawals will be made on the 9th day of the month unless that day is not a business day. If it is not, then the withdrawal will be made the previous business day.


INCOME TAXES MAY APPLY TO SYSTEMATIC WITHDRAWALS.

MINIMUM  DISTRIBUTION  PROGRAM

If you own a contract that is an Individual Retirement Annuity (IRA), you may select the Minimum Distribution Program. Under this program, Allianz Life will make payments to you that are designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code for IRAs. If the value of your contract is at least $25,000, Allianz Life will make payments to you on a monthly or quarterly basis. The payments will not be subject to the contingent deferred sales charge and will be instead of the 15% free withdrawal amount.

SUSPENSION  OF  PAYMENTS  OR  TRANSFERS

Allianz Life may be required to suspend or postpone payments for withdrawals or transfers for any period when:

     1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2.    trading  on  the  New  York  Stock  Exchange  is  restricted;

     3. an emergency exists as a result of which disposal of the fund shares is not reasonably practicable or Allianz Life cannot reasonably value the fund shares;

     4.   during any other period when the Securities and Exchange Commission,
by  order,  so  permits  for  the  protection  of   Contract Owners.

Allianz Life has reserved the right to defer payment for a withdrawal or transfer from the fixed account for the period permitted by law but not for more than six months.

8.  PERFORMANCE

Allianz Life periodically advertises performance of the various funds. Allianz Life will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the insurance charges. It does not reflect the deduction of any applicable contingent deferred sales charge and contract maintenance charge. The deduction of any applicable contract maintenance charge and contingent deferred sales charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include average annual total return figures which reflect the deduction of the insurance charges, contract maintenance charge, contingent deferred sales charges and the expenses of the funds. Allianz Life may also advertise aggregate total return information. Aggregate total return is determined the same way except that the results are not annualized.

Certain funds have been in existence for some time and have investment performance history. However, the contracts are new. In order to demonstrate how the actual investment experience of the funds may affect your accumulation unit values, Allianz Life has prepared hypothetical performance information (Part A of the Appendix to this prospectus). The performance is based on the performance of the funds, modified to reflect the charges and expenses of your contract as if it had been in existence for the time periods shown. The information is based upon the historical experience of the funds and does not necessarily represent what your investment would earn in those funds.

The Mutual Shares Securities Fund and the Mutual Discovery Securities Fund (New Valuemark funds) are newly created and therefore also do not yet have any meaningful performance history. However, they have the same investment objectives and portfolio managers and substantially the same investment policies as two corresponding series of Franklin Mutual Series Fund Inc. (formerly, Mutual Series Fund Inc.) which have been sold to the public (Public Funds). In order to show how the performance of the Public Funds would have affected accumulation unit values, hypothetical performance information was developed. Part B of the Appendix to this prospectus shows the historical performance of the Public Funds which reflects the deduction of the historical fees and expenses paid by the Public Funds and not those paid by the New Valuemark funds. There are hypothetical performance figures for the accumulation units which assume the deduction of the Mortality and Expense Risk Charge, the Administrative Charge and the fees and expenses that the Public Funds paid. There are also hypothetical performance figures for the accumulation units which reflect the deduction of the Mortality and Expense Risk Charge, the
Administrative Charge, the Contingent Deferred Sales Charge, the contract maintenance charge and the fees and expenses that the Public Funds paid. The hypothetical performance figures for the accumulation units have not been restated to reflect the higher fees for the New Valuemark funds. If the higher fees were used, the hypothetical performance shown would be lower. Future performance may vary and the results shown are not necessarily representative of future results.

Allianz Life may in the future also advertise yield information for one or more of the funds. If it does, it will provide you with information regarding how yield is calculated. More detailed information regarding how performance is calculated is found in the SAI.

Any performance advertised will be based on historical data and does not guarantee future results of the funds.

9.  DEATH  BENEFIT

UPON  YOUR  DEATH

If you die during the accumulation phase, Allianz Life will pay a death benefit to your beneficiary (see below). No death benefit is paid during the income phase. If you have a joint owner, and the joint owner dies, the surviving owner will be considered the beneficiary. Joint owners must be spouses (except in Pennsylvania and Oregon).

The death benefit will be the greater of: 1) the current value of your contract, less any taxes on the day all claim proofs and payment election forms are received by Allianz Life at the Valuemark Service Center; or 2) as set forth in the enhanced death benefit endorsement to the contract, the guaranteed minimum death benefit, less any taxes, as of the day you die. Certain Contract Owners will not receive an enhanced death benefit endorsement. For these owners, the death benefit is as set forth in Item No. 1 above. During the first year, the guaranteed minimum death benefit is equal to the payments you have made, less any money you have taken out and any charges paid on the money you have taken out. After the first year and before your 76th birthday, the guaranteed minimum death benefit is the greater of: A) payments you have made, less any money you have taken out and charges paid on the money you have taken out, increased by 5% per year on each contract anniversary; or B) the highest of the contract values for each six year contract anniversary determined by the contract value on such six year anniversary plus any payments made, less any money taken out since that contract anniversary, and charges paid on the money you have taken out. After your 76th birthday, the guaranteed minimum death benefit will only be increased by any payments you have made since the last contract anniversary before your 76th birthday less any money you have taken out and any charges paid on the money you have taken out since such contract anniversary. If you have a joint owner, the age of the oldest owner will be used to determine the guaranteed minimum death benefit. The guaranteed minimum death benefit will be reduced by any amounts withdrawn after the date of death. If the contract is owned by a non-natural person, then all references to you mean the annuitant.


The death benefit provision described above may not be available in your state. If it is not available, the death benefit will be equal to the value of your contract (less any premium taxes) on the business day that Allianz Life receives proof of the death and payment instructions.

A beneficiary may request that the death benefit be paid in one of the following ways: (1) payment of the entire death benefit within 5 years of the date of death; or (2) payment of the death benefit under an annuity option. The death benefit payable under an annuity option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. Payment must begin within one year of the date of death. If the beneficiary is the spouse of the contract owner, he/she can choose to continue the contract in his/her own name at the then current value, or if greater, the death benefit value. If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days.

If you (or any joint owner) die during the income phase and you are not the annuitant, any payments which are remaining under the annuity option selected will continue at least as rapidly as they were being paid at your death. If you die during the income phase, the beneficiary becomes the contract owner.

DEATH  OF  ANNUITANT

If the annuitant, who is not a contract owner or joint owner, dies during the accumulation phase, you can name a new annuitant. If a new annuitant is not named within 30 days of the death of the annuitant, you will become the annuitant. However, if the contract owner is a non-natural person (e.g., a corporation), then the death of the annuitant will be treated as the death of the contract owner, and a new annuitant may not be named.

If the annuitant dies after annuity payments have begun, the remaining amounts payable, if any, will be as provided for in the annuity option selected. The remaining amounts payable will be paid to the contract owner at least as rapidly as they were being paid at the annuitant's death.

10.  OTHER  INFORMATION

ALLIANZ  LIFE

Allianz Life Insurance Company of North America (Allianz Life), 1750 Hennepin Avenue, Minneapolis, Minnesota 55403, was organized under the laws of the state of Minnesota in 1896. Allianz Life offers fixed and variable life insurance and annuities and group life, accident and health insurance. Allianz Life is licensed to do business in 49 states and the District of Columbia. Allianz Life is a wholly-owned subsidiary of Allianz Versicherungs-AG Holding.

THE  SEPARATE  ACCOUNT

Allianz Life established a separate account, Allianz Life Variable Account B (Separate Account), to hold the assets that underlie the contracts. The Board of Directors of Allianz Life adopted a resolution to establish the Separate Account under Minnesota insurance law on May 31, 1985. Allianz Life has registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into sub-accounts. Each sub-account invests in a fund.

The assets of the Separate Account are held in Allianz Life's name on behalf of the Separate Account and legally belong to Allianz Life. However, those assets that underlie the contracts, are not chargeable with liabilities arising out of any other business Allianz Life may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts Allianz Life may issue.

DISTRIBUTION

NALAC Financial Plans LLC (NFP) 1750 Hennepin Avenue, Minneapolis, MN 55403, acts as the distributor of the contracts. NFP is a wholly-owned subsidiary of Allianz Life.

Commissions will be paid to broker-dealers who sell the contracts. Broker-dealers will be paid commissions up to 6.0% of purchase payments. Sometimes, Allianz Life enters into an agreement with the broker-dealer to pay the broker-dealer commissions as a combination of a certain amount of the commission at the time of sale and a trail commission (which when totaled could exceed 6% of purchase payments). In addition, Allianz Life and Franklin Advisers, Inc. and/or its affiliates may pay certain sellers for other services not directly related to the sale of the contracts (such as special marketing support allowances). To the extent that the contingent deferred sales charge is insufficient to cover the actual cost of distribution, Allianz Life may use any of its corporate assets, including any profit from the mortality and expense risk charge, to make up any difference.

ADMINISTRATION

Allianz Life has hired Delaware Valley Financial Services, Inc. (DVFS), 300 Berwyn Park, Berwyn, Pennsylvania, to perform administrative services regarding the contracts. The administrative services include issuance of the contracts and maintenance of contract owner's records.

FINANCIAL  STATEMENTS

The consolidated financial statements of Allianz Life and the Separate Account have been included in the Statement of Additional Information.



APPENDIX

PERFORMANCE  INFORMATION

The following information is based on the historical investment performance of the funds. The results shown are not necessarily representative of future performance.

 PART  A  -  FRANKLIN  VALUEMARK  FUNDS  -  EXISTING  FUNDS

The funds of Franklin Valuemark Funds have been in existence for some time and have investment performance history (except the Small Cap, Capital Growth, Templeton International Smaller Companies, Mutual Shares Securities and Mutual Discovery Securities Funds). In order to show you how investment performance of the funds affects accumulation unit values, we have developed the following hypothetical performance information.

The chart below shows the actual historical investment performance of the funds and hypothetical accumulation unit performance. The hypothetical accumulation unit performance assumes that the accumulation units were invested in each of the funds for the same periods. The performance figures in Column I reflect the deduction of the actual fees and expenses paid by the funds. Column II represents hypothetical performance figures for the accumulation units which reflects the deduction of the insurance charges and the fees and expenses of the funds. Column III represents hypothetical performance figures for the accumulation units which reflects the insurance charges, the contract maintenance charge, the fees and expenses of the funds and assumes that you make a withdrawal at the end of the period (therefore the contingent deferred sales charge is reflected).

Total Return for the periods ended 9/30/96:

                                                Column I                   Column II                   Column III

                                                Fund Performance           Hypothetical Accumulation   Unit Performance
                                                ---------------------------------------------------  -------------------------

                                     Inception  Since                      Since                       Since
                                     ---------  -------------------------  --------------------------  -------------------------
FUND                                 Date       1 yr.  5 yrs.  Inception   1 yr.  5 yrs.  Inception    1 yr.  5 yrs.  Inception
-----------------------------------  ---------  -------------------------  --------------------------  -------------------------

Money Market                           1/24/89  5.27%   4.03%    5.14%     3.71%   2.50%    3.63%      -2.39%   1.77%   3.53%
High Income                            1/24/89  12.29%  12.48%    9.96%    10.61%  10.79%    8.35%     4.51%  10.79%   8.26%
Templeton Global Income Securities     1/24/89  9.29%   6.39%    7.71%     7.65%   5.01%    6.26%      1.55%   4.35%   6.18%
The U.S. Government Securities         3/14/89  4.65%   7.23%    8.04%     3.09%   5.75%    6.51%      -3.01%   5.11%   6.43%
Zero Coupon - 2000                     3/14/89  4.44%   8.87%    9.61%     2.89%   7.31%    8.03%      -3.21%   6.71%   7.95%
Zero Coupon - 2005                     3/14/89  2.80%  10.27%   10.79%     1.27%   8.82%    9.26%      -4.83%   8.24%   9.18%
Zero Coupon - 2010                     3/14/89  1.87%  10.92%   10.96%     0.35%   9.73%    9.61%      -5.75%   9.18%   9.53%
Growth and Income                      1/24/89  13.70%  11.47%    9.34%    12.00%  10.12%    7.94%     5.90%   9.57%   7.85%
Income Securities                      1/24/89  10.35%  11.29%   11.42%    8.70%   9.70%    9.83%      2.60%   9.14%   9.76%
Real Estate Securities                 1/24/89  20.87%  14.94%   11.38%    19.06%  13.17%    9.73%     12.96%  12.67%   9.64%
Rising Dividends                       1/27/92  18.73%    --      8.64%    16.95%    --      7.05%     10.85%    --     6.37%
Utility Equity                         1/24/89  10.82%   8.78%   10.58%    9.27%   7.38%    9.12%      3.17%   6.78%   9.04%
Precious Metals                        1/24/89  2.55%   8.36%    6.47%     1.02%   6.74%    4.90%      -5.08%   6.12%   4.81%
Templeton Developing Markets Equity    3/15/94  10.88%    --      4.53%    9.22%    --      2.98%      3.12%    --     0.91%
Templeton Global Growth                3/15/94  11.81%    --     10.81%    10.14%    --      9.17%     4.04%    --     7.28%
Templeton International Equity         1/27/92  11.60%    --     10.35%    9.93%    --      8.74%      3.83%    --     8.11%
Templeton Pacific Growth               1/27/92  11.24%    --     10.37%    9.58%    --      8.76%      3.48%    --     8.12%
Templeton Global Asset Allocation       5/1/96  14.80%    --     13.23%    13.09%    --     11.46%     6.99%     --     7.87%




 PART  B  -  PUBLIC  FUNDS

The Mutual Shares Securities Fund and Mutual Discovery Securities Fund ("New Valuemark funds") are newly created series of Franklin Valuemark Funds and do not yet have any meaningful performance history. The New Valuemark funds do, however, have the same investment objective and portfolio managers,(1) and substantially the same investment policies, as two corresponding series of Franklin Mutual Series Fund Inc. (formerly "Mutual Series Fund Inc.") which have been sold directly to the public ("Public Funds").

Chart 1 below shows the past performance of the Public Funds, in terms of average annual total return over the periods indicated. Average annual total return represents the average annual change in value of an investment over the stated periods, assuming reinvestment of dividends and capital gains at net asset value. These figures reflect the deduction of the historical fees and expenses paid by the Public Funds, which have been sold without sales charges.

Chart 2 below shows hypothetical performance of accumulation units of the New Valuemark funds, based on the past average annual total return of the Public Funds and the deduction of all current recurring expenses of the Separate Account. These figures do not reflect any Contingent Deferred Sales Charge or annual contract maintenance charge and have not been restated to reflect the higher expenses of the New Valuemark funds; all of which would lower the hypothetical performance shown.


Chart 3 below shows hypothetical performance of accumulation units of the New Valuemark funds, based on the past average annual total return of the Public Funds and the deduction of all current recurring expenses of the Separate Account, as well as deduction of the annual contract maintenance charge and the applicable Contingent Deferred Sales Charge. These figures have not been restated to reflect the higher expenses of the New Valuemark funds which would lower the hypothetical performance shown.

Past performance cannot predict or guarantee future results of the New Valuemark funds. In addition, the investment performance of the New Valuemark funds will differ from the performance of the Public Funds because of product and portfolio differences, including differences in portfolio size, the investments held, the timing of purchases of similar investments, cash flows, minor differences in certain investment policies, insurance product related tax diversification requirements, state insurance regulations, and additional administrative and insurance costs associated with insurance company separate accounts. These figures are not adjusted for tax consequences.
-----------------------

(1) In November 1996, Franklin Resources, Inc., parent company of the investment managers of the Franklin Valuemark Funds, completed the acquisition of Heine Securities Corporation, the investment manager of Mutual Series Fund Inc. This transaction did not, however, change the individuals responsible for the day-to-day operations of Franklin Mutual Series Fund Inc., who are also responsible for the day-to-day operations of the New Valuemark funds.

1. Public Funds' Historical Performance
                                                                                       Since    Inception
            Periods Ended 9/30/96:                   One-Year   Five-Years  Ten-Years  Inception    Date
            ----------------------                   -------    ----------  ---------  --------- ---------
            Mutual Discovery Fund.................    18.52%        --         --       21.90%    12/31/92
            Mutual Shares Fund....................    13.59%     17.47%     14.87%        --       7/1/49

2. Hypothetical Accumulation Unit Performance (includes all current recurring expenses of the Separate Account)
                                                                                         Since    Inception
            Periods Ended 9/30/96:                   One-Year   Five-Years  Ten-Years  Inception    Date
            ----------------------                   --------   ----------  ---------  ---------  ---------
            Mutual Discovery Securities
             Sub-Account .........................    16.71%        --         --       20.03%%    12/31/92
            Mutual Shares Securities
             Sub-Account .........................    11.82%     15.64%     13.09%        --       7/1/49


3.  Hypothetical  Accumulation  Unit  Performance  (includes  all current  recurring  expenses of the Separate
Account and deduction of the Contingent Deferred Sales Charge and Annual Contract Maintenance Charge)

                                                                                         Since    Inception
            Periods Ended 9/30/96:                   One-Year   Five-Years  Ten-Years  Inception    Date
            ----------------------                   --------   ----------  ---------  ---------  ---------
            Mutual Discovery Securities
             Sub-Account..........................     10.61%        --         --       19.31%    12/31/92
            Mutual Shares Securities
             Sub-Account..........................      5.72%     15.18%     13.08%        --       7/1/49

     TABLE  OF  CONTENTS  OF  THE  STATEMENT  OF  ADDITIONAL  INFORMATION


Insurance  Company

Experts

Legal  Opinions

Distributor

Reduction  or  Elimination  of  the  Contingent  Deferred  Sales  Charge

Calculation  of  Performance  Data

Tax Status

Annuity  Provisions

Mortality  and  Expense Risk Guarantee

Financial  Statements